                        FIRST AMENDMENT TO AMENDED AND
                         RESTATED KEEP WELL AGREEMENT

  This First Amendment to the Amended and Restated Keep Well Agreement, dated as of May 3, 1995 (this "Amendment") is between The Fuji Bank, Limited, a Japanese banking corporation ("Fuji"), acting by and through its New York Branch (formerly known as its New York Agency) and Heller Financial, Inc., a Delaware corporation ("Finance").

                                   RECITALS

  A. Fuji and Finance are parties to that certain Amended and Restated Keep Well Agreement, dated as of August 28, 1992 ( the "Keep Well Agreement"). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Keep Well Agreement.

  B. The parties hereto wish to amend the Keep Well Agreement to extend its termination date until December 31, 2002.

  NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

  1. Amendment to the Keep Well Agreement. The Keep Well Agreement is hereby amended as follows:

  (a) The first sentence of Section 8(b) of the Keep Well Agreement is hereby amended in its entirety as follows:

  "This Agreement may not be terminated for any reason by either party hereto, and shall continue in full force and effect, until December 31, 2002."

  (b) Each reference to the date "December 31, 2000" contained in Section 8 of the Keep Well Agreement is hereby deleted and replaced with "December 31, 2002".

  2.  Miscellaneous.

  (a) Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

  (b) Binding Effect; Successors. This Amendment shall be binding upon, and inure to the benefit of, Fuji and Finance and their respective successors and assigns.

  (c) Continued Effectiveness. Except as expressly amended hereby, the terms and conditions of the Keep Well Agreement remain in full force and effect.

  (d) Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same Amendment.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                      14